CASE NAME: AMERICAN RICE, INC.                  UNITED STATES BANKRUPTCY COURT
CASE NUMBER: 98-21254-C-11 (RSS)                   SOUTHERN  DISTRICT OF TEXAS
PETITION FILING DATE: AUGUST 11, 1998                  CORPUS CHRISTI DIVISION

MONTHLY OPERATING REPORT SUMMARY FOR MONTH ENDING MARCH 31, 1999

($ Thousands)
MONTH (1)                                  Sept. 30 (2)  Oct. 31    Nov. 30    Dec. 31    Jan. 31    Feb. 28    Mar. 31
REVENUES (MOR-6)                               $36,694    $25,182    $18,450    $20,992    $16,343    $25,024    $19,633
INCOME (LOSS) BEFORE INT, DEPREC./TAX              (26)      (390)       627      1,089        993        741        660
NET INCOME (LOSS) (MOR-6) (3)                   (2,455)    (2,461)      (835)      (330)      (293)      (458)   (13,025)

PAYMENTS TO INSIDERS (MOR-9)                       390        293        256        220        214        227        183
PAYMENTS TO PROFESSIONALS (MOR-9)                   98        174         65        532        105        825        428
TOTAL DISBURSEMENTS (MOR-8)                     49,935     43,904     51,265     42,322     23,704     40,254     40,189

REQUIRED INSURANCE MAINTAINED
     AS OF SIGNATURE DATE           EXP.
                                    DATE
CASUALTY     YES(X)     NO(  )   12/15/99
LIABILITY    YES(X)     NO(  )   11/18/99
VEHICLE      YES(X)     NO(  )   11/18/99
WORKERS      YES(X)     NO(  )     2/1/00
OTHER        YES(X)     NO(  )   11/18/99

Are all accounts receivable being collected within terms? No.
Are all post-petition liabilities, including taxes, being paid within terms ? Yes.
Have any pre-petition liabilities been paid? Yes.
If so, describe. Court authorized payments to customers,
  processor liens, non-debtor subsidiaries to extent of proceeds. Are all funds received being deposited into DIP bank account? Yes. Were any assets disposed of outside of the normal course of business ?  No. If so, describe.
Are all U. S. Trustee quarterly fee payments current? Yes.
What is the status of your Plan of Reorganization? In process.

I certify under penalty of perjury that the following complete
Monthly Operating Report (MOR), consisting of MOR-1 through
MOR-9 plus attachments, is true and correct.

SIGNED: /s/ Joseph E. Westover
TITLE:      Vice-President

MOR-1      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

COMPARATIVE BALANCE SHEETS
($ Thousands)                               Filing Date
MONTH                                       Aug. 11 (1) Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31    Feb. 28    Mar. 31
ASSETS
CURRENT ASSETS
     Cash                                         $913     $1,071       $216       $795       $541     $2,402     $4,291    $1,544
     Accounts receivable, net (MOR-5)           33,914     39,725     34,456     33,667     28,317     33,173     28,843    25,257
     Inventory: lower of cost or market         67,692     63,005     28,561     30,255     33,151     29,903     25,171    29,857
     Prepaid expenses                            3,603      3,468      1,727      1,595      2,612      2,468      1,704     1,958
     Investments                                   -          -          -          -          -          -          -         -
     Other                                         -          -        1,000      1,000      1,000      1,000      1,000     1,000
     TOTAL CURRENT ASSETS                      106,122    107,269     65,960     67,312     65,621     68,946     61,009    59,616

PROPERTY, PLANT, & EQUIPMENT @ COST             66,866     67,072     56,405     56,405     56,409     56,564     56,580    56,501
     Less accumulated depreciation             (27,631)   (28,081)   (26,768)   (26,965)   (27,227)   (27,438)   (27,607)  (27,925)
     NET BOOK VALUE OF PP&E                     39,235     38,991     29,637     29,440     29,182     29,126     28,973    28,576
OTHER ASSETS
     TAX DEPOSITS                                  -          -          -          -          -          -          -         -
     INVESTMENTS IN SUBS (2)                    (2,472)    (2,015)    (2,225)    (2,490)    (2,491)    (5,599)    (5,431)   (5,384)
     OTHER INVESTMENTS                           1,134      1,175        698        698        698        -          -         -
     TRADEMARKS                                 11,847     11,801     11,416     11,387     11,361     11,329     11,300    11,160
     RECEIVABLE FROM ERLY INDUSTRIES (3)         9,738     10,054      9,935      9,935      9,935      9,935      9,935     2,700
     OTHER                                       1,708      1,666        689        689        689        571      1,173       960
     TOTAL OTHER ASSETS                         21,955     22,681     20,513     20,219     20,192     16,236     16,977     9,436

     TOTAL ASSETS                             $167,312   $168,941   $116,110   $116,971   $114,995   $114,308   $106,959   $97,628

MOR-2      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

COMPARATIVE BALANCE SHEETS
($ Thousands)                               Filing Date
MONTH                                       Aug. 11 (1) Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31    Feb. 28    Mar. 31
LIABILITIES AND OWNER'S EQUITY
LIABILITIES
     POST PETITION LIABILITIES (MOR-4,5)           -      $28,703    $53,540    $57,926    $59,457   $59,140     $54,893    $59,384
     PRE-PETITION LIABILITIES:
           Notes payable - secured             192,900    165,454    114,545    112,652    112,652   111,666     111,666    111,666
           Priority debt                           448        448        448        448        448       448         448        448
           Federal income tax                      -          -          -          -          -         -           -          -
           FICA / withholding                      -          -          -          -          -         -           -          -
           Unsecured debt                       30,157     32,774     28,013     26,253     26,803    26,803      27,019     26,114
           Other (2)                            27,261     27,261      7,687      8,670      4,943     5,852       2,992      3,100
           TOTAL PRE-PETITION LIABILITIES      250,766    225,937    150,693    148,023    144,846   144,769     142,125    141,328

           TOTAL LIABILITIES                   250,766    254,640    204,233    205,949    204,303   203,909     197,018    200,712
OWNER'S EQUITY (DEFICIT)
     PREFERRED STOCK                             3,878      3,878      3,878      3,878      3,878     3,878       3,878      3,878
     COMMON STOCK                                2,444      2,444      2,444      2,444      2,444     2,444       2,444      2,444
     ADDITIONAL PAID-IN CAPITAL                 25,286     25,286     25,286     25,286     25,286    25,286      25,286     25,286
     RETAINED EARNINGS: post filing date           -       (2,455)    (4,916)    (5,751)    (6,081)   (6,374)     (6,832)   (19,857)
     RETAINED EARNINGS: filing date           (112,685)  (112,685)  (112,685)  (112,685)  (112,685) (112,685)   (112,685)  (112,685)
     FOREIGN CURRENCY TRANS. ADJS.              (2,377)    (2,167)    (2,130)    (2,150)    (2,150)   (2,150)     (2,150)    (2,150)

           TOTAL OWNER'S EQUITY                (83,454)   (85,699)   (88,123)   (88,978)   (89,308)  (89,601)    (90,059)  (103,084)

           TOTAL LIABILITIES AND EQUITY       $167,312   $168,941   $116,110   $116,971   $114,995  $114,308    $106,959    $97,628

MOR-3      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

SCHEDULE OF POST-PETITION LIABILITIES
($ Thousands)
MONTH                                        Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31    Feb. 28    Mar. 31
TRADE ACCOUNTS PAYABLE                            $482       $584     $2,484     $2,332     $2,500     $1,788    $2,071
TAX PAYABLE
     Federal payroll taxes                         -          -          -          -          -          -         -
     State payroll taxes                           -          -          -          -          -          -         -
     Ad valorem taxes                              -          -          107        147        176        176       111
     other                                         -          -          -          -          -          -         -
     TOTAL TAXES PAYABLE                           -          -          107        147        176        176       111
SECURED DEBT POST PETITION                      21,950     42,622     45,222     48,133     52,000     45,700    46,000
ACCRUED INTEREST PAYABLE                           630        579        426        505        449        372       419
PROFESSIONAL FEES                                1,483      1,515      1,640      1,990      2,462      2,219     1,895
OTHER ACCRUED LIABILITIES
     Growers                                       448      1,871      1,696      1,967        559        144     1,336
     Other  (1)                                  3,710      6,369      6,351      4,383        994      4,494     7,552

TOTAL POST-PETITION LIABILITIES (MOR-3)        $28,703    $53,540    $57,926    $59,457    $59,140    $54,893   $59,384

MOR-4      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

POST-PETITION TRADE ACCOUNTS AND TAXES PAYABLE
MARCH, 1999
($ Thousands)
                        TRADE      FEDERAL     STATE       AD
      DAYS    TOTAL      ACCTS      TAXES      TAXES     VALOREM     OTHER
      0-30    $58,242     $1,118        -          -         $112    $57,012
     31-60        427        427        -          -          -          -
     61-90        104        104        -          -          -          -
      91+         611        611        -          -          -          -

TOTAL (MOR-3) $59,384     $2,260        -          -         $112    $57,012

AGING OF ACCOUNTS RECEIVABLE

     MONTH  Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31    Feb. 28    Mar. 31
      0-30    $35,790    $27,852    $29,202    $21,646    $27,876    $24,375    $18,530
     31-60      1,745      1,679      2,869      4,019      1,450      2,190      6,316
     61-90        910        798        316      1,586      2,514      1,094        263
      91+       1,280      4,127      1,280      1,066      1,333      1,184        148

TOTAL (MOR-   $39,725    $34,456    $33,667    $28,317    $33,173    $28,843    $25,257

MOR-5      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

STATEMENT OF INCOME (LOSS)
($ Thousands)                                                                                                         FILING
MONTH                                   Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31    Feb. 28    Mar. 31   TO DATE
REVENUES                                  $36,694    $25,182    $18,450    $20,992    $16,343   $25,024    $19,633   $162,318
     COST OF SALES                         31,899     21,672     16,844     18,245     14,244    22,607     17,104    142,615
     GROSS PROFIT                           4,795      3,510      1,606      2,747      2,099     2,417      2,529     19,703
OPERATING EXPENSES
     Sales, general and administrative      4,391      3,609        766      1,438        892     1,449      1,686     14,231
     Insider's compensation                   390        293        256        220        214       227        183      1,783
     Professional fees                        -          -          -          -          -         -           -         -
     Other                                    -          -          -          -          -         -           -         -

     TOTAL OPERATING EXPENSES               4,781      3,902      1,022      1,658      1,106     1,676       1,869    16,014

INCOME BEFORE INT, DEPREC./TAX (MOR-1)         14       (392)       584      1,089        993       741         660     3,689

INTEREST EXPENSE                            1,130        864        421        504        423       367         758     4,467
DEPRECIATION                                  490        344        226        288        247       247         484     2,326
OTHER (INCOME) EXPENSE                         12         10          6         15          7         5         233       288
INTEREST IN (EARNINGS) LOSSES / OF SUBS.     (246)       247        245          2         12      (168)        (47)       45
REORGANIZATION EXPENSE  (1)                 1,083        604        521        610        597       748      12,257    16,420
OTHER                                         -          -          -          -          -          -          -         -

NET INCOME BEFORE TAXES                    (2,455)    (2,461)      (835)      (330)      (293)     (458)    (13,025)  (19,857)
FEDERAL INCOME TAX                            -          -          -          -          -          -           -        -

NET INCOME (LOSS) (MOR-1)                 ($2,455)   ($2,461)     ($835)     ($330)     ($293)    ($458)   ($13,025) $(19,857)

MOR-6      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

STATEMENT OF SOURCES AND USES OF CASH
($ Thousands)                                                                                                          FILING
MONTH                                   Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31    Feb. 28     Mar. 31    TO DATE
NET INCOME (LOSS) (MOR-6)                 ($2,455)   ($2,461)     ($835)     ($330)    ($293)    ($458)     ($13,025)  ($19,857)
ADD: DEPRECIATION & AMORTIZATION              450     (1,313)       197        262       211       169           318        294
     CASH GENERATED FROM OPERATIONS        (2,005)    (3,774)      (638)       (68)      (82)     (289)      (12,707)   (19,563)
ADD: DECREASE IN ASSETS
     Accounts receivable                      -        5,269        789      5,350        -      4,330         3,586     19,324
     Inventory                              4,687     34,444        -          -        3,248    4,732           -       47,111
     Prepaid expenses                         135      1,741        132        -          144      764           -        2,916
     Property, plant, and equipment           -       10,667        -          -          -        -              79     10,746
     Other (1)                                210      2,205        274         27      3,956      -           7,541     14,213
ADD: INCREASE IN LIABILITIES
     Post-petition liabilities             28,703     24,837      4,386      1,531        -        -           4,491     63,948
     Pre-petition liabilities                 -          -          -          -          -        -             -
     TOTAL SOURCES OF CASH (A)             31,730     75,389      4,943      6,840      7,266    9,537         2,990    138,695
USES OF CASH:
INCREASES IN ASSETS
     Accounts receivable                    5,811        -          -          -        4,856      -             -       10,667
     Inventory                                -          -        1,694      2,896        -        -           4,686      9,276
     Prepaid expenses                         -          -          -        1,017        -        -             254      1,271
     Property, plant, and equipment           206        -          -            4        155        16          -          381
     Other                                    726      1,000        -          -          -         741          -        2,467
DECREASES IN LIABILITIES
     Post-petition liabilities                -          -          -          -          317     4,247          -        4,564
     Pre-petition liabilities              24,829     75,244      2,670      3,177         77     2,644          797    109,438
     TOTAL USES OF CASH (B)                31,572     76,244      4,364      7,094      5,405     7,648        5,737    138,064
NET SOURCES (USES) OF CASH (A-B)              158       (855)       579       (254)     1,861     1,889       (2,747)       631
CASH - BEGINNING BALANCE                      913      1,071        216        795        541     2,402        4,291        913

CASH - ENDING BALANCE (MOR-2)              $1,071       $216       $795       $541     $2,402    $4,291       $1,544     $1,544

MOR-7      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

CASH ACCOUNT RECONCILIATION
JANUARY, 1999
($ Thousands)

BANK NAME                          CIBC(1)   CIBC (1)   Nat'bank    So'west  1st Union
ACCOUNT NUMBER                       04-                26623 -      Bank    2000000 -
                                    40213     1338315     73389     328170     371753
ACCOUNT TYPE                       Lockbox   Operating  Operating   Lockbox  Operating
BANK BALANCE                           $16        $28        $68       $195      $113
DEPOSITS IN TRANSIT                     -          -          -          -         -
OUTSTANDING CHECKS                      -          -          -          -         -

ADJUSTED BANK BALANCE                  $16        $28        $68       $195      $113

BEGINNING CASH PER BOOKS                $1        $28        $32       $127       $48
RECEIPTS                                15        -           -       5,623    20,216
TRANSFERS BETWEEN ACCOUNTS              -         -          550     (5,555)   (5,894)
CHECKS / OTHER DISBURSEMENTS(2)         -         -         (514)       -     (14,257)

ENDING CASH PER BOOKS (MOR-2)          $16        $28        $68       $195      $113

BANK NAME                         1st Union  1st Union  1st Union   Harris
ACCOUNT NUMBER                    207989 -   207992 -   207992-      Trust
                                   1226349     19508     19511    173-846-7     Petty
ACCOUNT TYPE                     Collateral Disbursement Segregated Oper.       Cash      Adjs(2)    Total
BANK BALANCE                         $1,072   ($1,152)    $424        -        $36         $39        $839
DEPOSITS IN TRANSIT                     -         -        -          -          -         705         705
OUTSTANDING CHECKS                      -         -        -          -          -          -           -

ADJUSTED BANK BALANCE                $1,072   ($1,152)    $424        -        $36        $744      $1,544

BEGINNING CASH PER BOOKS             $3,843   ($1,508)    $810        $5       $36        $869      $4,291
RECEIPTS                             11,505       -        -          83         -          -       37,442
TRANSFERS BETWEEN ACCOUNTS            5,640     5,309      -         (85)        -          35          -
CHECKS / OTHER DISBURSEMENTS        (19,916)   (4,953)    (386)       (3)        -        (160)    (40,189)

ENDING CASH PER BOOKS (MOR-2)        $1,072   ($1,152)    $424        -        $36        $744      $1,544

CASH RECEIPTS AND DISBURSEMENTS

MONTH                             Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31    Feb. 28    Mar. 31
BEGINNING CASH                         $455     $1,071       $216       $795       $541    $2,402     $4,291
TOTAL RECEIPTS                       50,551     43,049     51,844     42,068     25,565    42,143     37,442
TOTAL DISBURSEMENTS (MOR-1)         (49,935)   (43,904)   (51,265)   (42,322)   (23,704)  (40,254)   (40,189)

ENDING CASH (MOR-2)                  $1,071       $216       $795       $541     $2,402    $4,291     $1,544

MOR-8      Footnotes follow MOR-9

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS                 COMP.
NAME                     TYPE     Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31   Feb. 28   Mar. 31
Bill McFarland        Salary        $31,333    $18,631    $35,283        -          -     $54,500       -
Bill McFarland        Expenses          -       35,425        -        1,266     2,362     14,029       -
C.B. Schultz          Salary         16,745      9,956      9,504      9,956     9,504      9,051    10,306
C.B. Schultz          Expenses          868      1,016        -        3,044     2,022        638       528
Dan Kelly             Salary         15,034      8,939     13,206     26,150        -          -        -
Dan Kelly             Expenses       12,807      8,769        -        4,906       188         -        -
David Kay             Salary         16,529      9,828      9,381      9,828     9,381      8,935    10,173
David Kay             Expenses        5,868      4,699      2,168      2,591       174      1,843     1,579
Doug Murphy           Salary         38,807     23,075     22,026     23,075    22,026     20,977    23,885
Doug Murphy           Expenses        7,538      1,065      3,014      9,879     5,763        613       857
Gerald Murphy         Salary         50,306     29,912     28,552     29,912    28,552     27,192    30,962
Gerald Murphy         Expenses        8,578        -          -          -       1,837      5,603     6,000
Joe Westover          Salary         15,667      9,315      8,892      9,315     8,892      8,468     9,642
Joe Westover          Expenses          715        125      1,037        -       1,955         -        544
Karen Porter          Salary         10,888      6,474      6,179      6,474     6,179      5,885     6,701
Karen Porter          Expenses        1,693      6,000        -          -         -           -        -
L.M. Pullen           Salary         19,116     11,366     24,108        -      33,250         -        -
L.M. Pullen           Expenses        1,777      4,515      5,780      3,854       925        331       -
Lee Adams             Salary         25,872     15,383     14,684     15,231    14,684     13,985    15,923
Lee Adams             Expenses          720     10,558        -        1,784     4,677         -      3,559
Ray Koza              Salary         13,712      8,153      7,782      8,153     7,782      7,412     8,439
Ray Koza              Expenses        1,616        475      5,990        857     2,352      3,139     4,709
Richard McCombs       Salary         26,590     24,794      7,187        -         -           -        -
Richard McCombs       Expenses       14,368      2,653        -          -       1,023         -        -
Richard McCombs       Diretors Fees     -          -          -          -       1,326         -      1,500
Urbain Tran           Salary         12,677      7,538      7,195      7,538     7,195      6,852     7,802
Urbain Tran           Expenses        7,380      1,645      8,056     13,779     3,237      4,652       520
S.C. Bain, Jr.        Directors Fees    -          -          -          -       3,109         -      3,688
William H. Burgess    Directors Fees    -          -          -          -       3,109         -      3,500
411 NSHP LP           Office rent    32,845     32,645     36,161     32,645    32,645     32,645    32,645

TOTAL INSIDERS (MOR-1)             $390,048   $292,953   $256,185   $220,237  $214,150   $226,751  $183,462

PROFESSIONALS            COMP.
NAME                     TYPE     Sept. 30    Oct. 31    Nov. 30    Dec. 31    Jan. 31    Feb.28    Mar. 31
Jordan, Hyden, Womble & Culbreth    $37,520    $37,480        -          -          -         -      $50,000
Policano & Manzo, L.L.C.             60,093    136,660     64,846     32,338        -         -      100,000
Jay Alix and Associates                 -          -          -      499,913        -     $185,964   186,473
Wachtell Lipton                         -          -          -          -     105,000     136,941       -
Pachulski, Stang, Zeihl, & Young        -          -          -          -          -      450,000    56,923
Bracewell & Patterson                   -          -          -          -          -       52,008       -
A.S.K.                                  -          -          -          -          -         -       35,000

TOTAL PROFESSIONALS (MOR-1)         $97,612   $174,139    $64,846   $532,251  $105,000    $824,913  $428,396

MOR-9      Footnotes follow

CASE NAME: AMERICAN RICE, INC.
CASE NUMBER: 98-21254-C-11 (RSS)

FOOTNOTES TO MOR SCHEDULES
MOR-1
     1. Excepting large transactions which are recorded in the calendar month in which they occur, the Company follows the practice of cutting off transactions on a 4-4-5 week basis.
     2. Period from August 12, 1998 through September, 1998.
     3. March is the last month of ARI's fiscal year. Although certain year-end adjustments have been made, the reported results are preliminary, unaudited, and subject to additional adjustments.
        See note for MOR-6.
MOR-2
     1. Book value.
     2. Includes 100% ownership of Rice Corp. of Haiti. However, documentation of ownership is inconsistent and unclear.
     3. Net of reserve for loss of $24,291.
MOR-3
     1. Book value.
     2. Reserves for losses on Early California Foods, Comet Ventures, and ARI-Vinafood II.
MOR-4
     1. Includes $3 million residual loss reserve for olive divestments.
MOR-6
     1. Includes March year-end adjustments of (a) $7,236,000 further write-down of Erly receivable to 10% or $2,700,000 of $27 million total,
     (b) $4,150,000 expense of settling RMTI litigation of which $3,000,000 is pre-petition claim, and (c) $308,000 adjustments to Comet Ventures and Vietnam reserves.
MOR-7
     1. Includes foreign currency translation gain or loss.
MOR-8
     1. Canadian Imperial Bank of Canada.
     2. Includes cutoff date differences between bank and financials.
     See MOR-1 Note 1.